Exhibit 10.10
                                  -------------
                 Purchasers of Common Stock Pursuant to Form of
                       Stock Purchase Agreement Set Forth
                                in Exhibit 10.9

        The following entities purchased common stock in a private placement of securities on June 21, 1999, pursuant to Stock Purchase Agreements substantially to the form set forth in Exhibit 10.11. The differences between these agreements was purchaser and the amount of common stock purchased.


                                       Shares of Common Stock
                                       ----------------------
               Name                           Purchased
               ----                           ---------
Thomas E. Skidmore................             69,000
A. Allan Skidmore.................             69,000
Arthur Skidmore...................             10,000
Brian Skidmore....................              7,500
Cary Skidmore.....................             10,000
Garry Skidmore....................              7,500
Beverly Droulis...................                500
Margrit Hartman...................              9,000
Margaret Alexis Kennedy...........              8,500
Suzanne Lowndes...................              9,000








913570.1